UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): May 27, 2015
NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34741	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement
On May 27, 2015, Noranda Aluminum, Inc. (“Noranda Aluminum”), a wholly-owned subsidiary of Noranda Aluminum Holding Corporation (the “Company”), received a notice of termination from Union Electric Company d/b/a/ Ameren Missouri (“Ameren Missouri”), advising that, effective June 1, 2020, Ameren Missouri is terminating the December 14, 2004 Agreement between Ameren Missouri and Noranda Aluminum (the “Agreement”). Under the Agreement, the Company’s New Madrid smelting facility purchases substantially all of the electricity used in its operations from Ameren Missouri at rates established by the Missouri Public Service Commission (the “PSC”).
The Company has not yet determined the course of action it will pursue in response to Ameren’s notice of termination. However, the Company believes that, even if the Agreement terminates in 2020, Ameren maintains a legal obligation to supply electricity to the New Madrid smelting facility, at rates approved by the PSC, under a Certificate of Convenience and Necessity issued by the PSC in 2005 (the “Certificate”). The Certificate expanded Ameren Missouri’s service area to encompass the New Madrid smelting facility. Moreover, during the five years that the Agreement will remain in effect prior to its termination, Noranda Aluminum may seek to negotiate a new agreement with Ameren. Alternatively, and as permitted by Section 91.026 of the Missouri Revised Statutes, Noranda Aluminum may seek to enter into an agreement with another provider of electric power, wherever located, to purchase electricity for its operations.
Safe Harbor Statement / Forward Looking Statements
Certain statements in this filing, including statements regarding the Company’s possible responses to Ameren's notice of termination, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those addressed in the forward-looking statements, including, without limitation, the risk that Ameren or another provider of electric power will be unwilling to negotiate an arrangement for the provision of electric power to the Company. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances occurring after the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM HOLDING CORPORATION

Date:	June 2, 2015

By:	/s/ Gail E. Lehman
Gail E. Lehman
Chief Administrative Officer, General Counsel and Corporate Secretary